                                                              [PIONEER LOGO]

       PIONEER
       INTEREST SHARES

      ANNUAL REPORT 12/31/99

    TABLE OF CONTENTS
   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               4
      Schedule of Investments                                       7
      Financial Statements                                         13
      Notes to Financial Statements                                17
      Report of Independent Public Accountants                     20
      Trustees, Officers and Service Providers                     21

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 12/31/99
     ---------------------------------------------------------------------------

     DEAR SHAREOWNER,
   -----------------------------------------------------------------------------
     In an ever-changing investment environment, it can sometimes be difficult to be disciplined enough to adhere to your investment goals. We are bombarded every day with information and advice from a variety of sources. Magazine and newspaper headlines create a frenzy by shouting - "Top 10 stocks for the year 2000" - sending many investors scrambling to adjust their holdings. But as history often shows us, yesterday's winners are in no way tomorrow's sure thing.

     We know it's challenging to digest all this information. But no one can know with absolute certainty which stocks or bonds will have good performance from day to day. It is important to keep sight of your own investment goals and to stick to them. Jumping from one investment to another based upon the latest hot trend may not help you to reach the financial goals for which you are aiming. We think a well reasoned investment plan will.

     The first few months of the year are a practical time to take a step back to revisit your investment goals and make appropriate adjustments in your personal portfolio. Scheduling a review session with your financial professional is a good starting point. A professional acquainted with your individual circumstances can help you to distill information, examine your current strategy and make informed decisions that can effectively satisfy your long-term investment needs.

     Among the key topics to cover with your advisor is your retirement - including the IRA options available to you. Now is the time to think about making a 1999 contribution to an IRA, if you haven't already. This year, you'll have until April 17 to make your prior-year IRA contribution because April 15 falls on a Saturday. And, to begin taking advantage of tax-deferred growth, you might want to get a head start on your year 2000 contribution.

     I encourage you to read on to learn more about Pioneer Interest Shares. If you have questions, please contact your investment professional. Visit our web site at www.pioneerfunds.com for more information about your fund or Pioneer.

   Respectfully,

   /s/ John F. Cogan, Jr.

   John F. Cogan, Jr.
   Chairman and President

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     PORTFOLIO SUMMARY 12/31/99
     ---------------------------------------------------------------------------

     PORTFOLIO QUALITY
   -----------------------------------------------------------------------------
    (As a percentage of total investment portfolio)

                                  [PIE CHART]

     BBB                      38%
     Government & Agency      30%
     A                        12%
     B                        12%
     BB                        7%
     CC                        1%


     PORTFOLIO MATURITY
   -----------------------------------------------------------------------------
    (Effective life as a percentage of total investment portfolio)

                                  [PIE CHART]

     10-20 Years              25.4%
     5-7 Years                25.1%
     2-5 Years                20.1%
     7-10 Years               14.9%
     20+ Years                11.0%
     0-2 Years                 3.5%


     10 LARGEST HOLDINGS
   -----------------------------------------------------------------------------
    (As a percentage of debt holdings)

        1.  U.S. Treasury Bonds, 8.125%, 8/15/19                          8.74%
        2.  Hydro-Quebec, 9.75%, 1/15/18                                  4.70
        3.  Government National Mortgage Association, 6.5%, 10/15/28      4.42
        4.  Government National Mortgage Association, 7.0%, 7/15/29       3.95
        5.  Time Warner Inc., 9.15%, 2/1/23                               3.71
        6.  News America Holdings, Inc., 10.125%, 10/15/12                3.59
        7.  Georgia Pacific Corp., 9.875%, 11/1/21                        3.53
        8.  Ford Motor Credit Corp., 9.14%, 12/30/14                      3.52
        9.  U.S. Treasury Bonds, 5.625%, 5/15/08                          3.35
       10.  USX Corp., 9.375%, 2/15/12                                    3.08

     Fund holdings will vary for other periods.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     PERFORMANCE UPDATE 12/31/99
     ---------------------------------------------------------------------------

    SHARE PRICES AND DISTRIBUTIONS
    ----------------------------------------------------------------------------

       NET ASSET VALUE
       PER SHARE                     12/31/99     12/31/98
                                     $12.39       $13.62
       MARKET PRICE
       PER SHARE                     12/31/99     12/31/98
                                     $10.250      $13.563
       DISTRIBUTIONS PER SHARE
                                     INCOME       SHORT-TERM       LONG-TERM
(12/31/98 - 12/31/99)                DIVIDENDS    CAPITAL GAINS    CAPITAL GAINS
                                     $0.95             -                -

    INVESTMENT RETURNS
    ----------------------------------------------------------------------------

    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Interest Shares, compared to the growth of the Lehman Brothers Government/Corporate Bond Index.


 PERIOD      NET ASSET     MARKET
               VALUE       PRICE*
10 Years     7.54%         5.50%
5 Years      7.92          5.45
1 Year      -1.25        -17.96

* When net asset value (NAV) is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price.

                                [MOUNTAIN CHART]
Growth of $10,000

                    Lehman Brothers
          Pioneer     Government/
          Interest   Corporate bond
          Shares*       Index
12/31/89    10,000      10,000
            10,674      10,827
12/31/91    12,344      12,571
            13,333      13,523
12/31/93    14,612      15,019
            14,130      14,491
12/31/95    16,582      17,281
            17,601      17,780
12/31/97    19,557      19,514
            20,943      21,363
12/31/99    20,627      20,903

   The Lehman Brothers Government/Corporate Bond Index is an unmanaged measure of the U.S. bond market. It contains Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/99
     ---------------------------------------------------------------------------

December 31, 1999 ended a difficult year for most fixed-income securities as the Federal Reserve Board raised short-term interest rates in an attempt to slow economic activity. In the following discussion, Sherman B. Russ and Kenneth J. Taubes, co-heads of Pioneer's fixed-income management team, detail the events and strategies that influenced your Fund's performance during the year.

Q: GIVEN 1999'S CHALLENGING INVESTMENT ENVIRONMENT, HOW DID PIONEER INTEREST SHARES PERFORM?

A: As with most bond investments, the Fund's share price declined. But higher interest rates helped to boost the Fund's current yield. On December 31, 1999, the Fund provided a dividend yield of 9.27%, based on market price, versus 7.67% a year ago. Because Pioneer Interest Shares is a closed-end fund that trades like an individual security, the actual value of the Portfolio - its net asset value (NAV) - may be more or less than is reflected in the market price of Fund shares on any given trading day. On December 31, the Fund's NAV was $12.39 per share. The market value of a share that day was $10.25, which meant the Fund's shares were trading at a 17.27% discount compared to the actual value of the securities in its portfolio.

    For the 12-months ending December 31, 1999, the Fund generated a total return of -1.25% at NAV and -17.96% at market price. Total return assumes the reinvestment of all distributions. The NAV-based return slightly outpaced the return of the Lehman Brothers Government/Corporate Index, which stood at -2.15% for the period.

Q:  WHY DID INTEREST RATES RISE?

A: Interest rates rose because of investor concerns that economic growth was heating up to the point that it could stimulate inflation. Although inflation remained well contained throughout the year, investors believed that such signs as a strong labor market and rising commodity prices might ignite inflation in the future. By mid-1999, investors began to push interest rates higher and bond prices lower. The rise in rates - most of which occurred in the second half of the year - gave 1999 the distinction of being the second worst year for bonds since 1973. Only in 1994 did bonds experience a greater decline. Rising interest rates worked against the prices of bonds (just as falling rates tend to boost bond prices). Meanwhile, the Federal Reserve Board raised short-term interest rates three times from June 1999 to December 1999, bringing them back to the levels that existed before 1998's international financial crisis.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

Q: WHAT STRATEGIES DID YOU USE TO TRY TO PROTECT THE FUND FROM FALLING BOND PRICES?

A: We actively managed the Fund's investments in various sectors and, as part of our on-going strategy, emphasized income. High yield securities were an important part of Fund strategy and constituted nearly 20% of the portfolio - the ceiling for these investments, as mandated by the Fund's investment policies - by year-end. At the same time, we marginally reduced higher-quality corporate bond holdings and increased investments in mortgage-backed securities and U.S. Treasury securities. As interest rates rose, we believe the Fund's investment flexibility helped us to take advantage of better prices and higher yields of fundamentally sound issues from different bond market sectors.

    The Fund's position in high yield bonds contributed substantially to overall performance during the first half of 1999, when strong economic conditions helped that segment of the bond market to perform better than other sectors of the market. The summer and fall were less hospitable to high yield bonds, and they sustained steeper price declines than most other bond investments. However, the level of income offered by high yield securities helped to offset some of the price declines caused by rising interest rates. Careful research was key in identifying the securities that could contribute positively to performance. We added bonds in the healthcare and chemical industries as well as issues that we expected to benefit from the pick-up in the global economy. We also selected bonds in the acute care hospital sector, which had begun to turn around from difficulties triggered by regulatory concerns. By the end of the year, high yield bond prices had begun to recover. Historically, high yield securities have complemented other types of bond investments and generated above average income and total returns. However, these lower-grade bonds are subject to greater credit risk than higher quality issues. Over the long term, we believe high yield bonds can considerably boost the Fund's performance.

    In high-quality corporate bonds, the Fund benefited from several tender offers, a means for the bond issuer to buy back specific existing securities at a stated price on a specified date. Typically, a tender offer boosts the price of the security. We invested the proceeds from the tender offers primarily into U.S. Treasurys and mortgage-backed securities. Yields in those sectors had risen as prices declined, and we believed they offered better value compared to other types of bonds. The Fund's investment in mortgage-backed securities paid off even more later in the year when these bonds showed more stability than other fixed-income sectors as interest rates continued their climb.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 12/31/99  (CONTINUED)
     ---------------------------------------------------------------------------

Q:  HOW DO CONDITIONS IN THE BOND MARKET LOOK OVER THE COMING MONTHS?

A: Over the short term, we think interest rates could continue to rise, pushing bond prices lower. Longer term, however, we are more optimistic. The Federal Reserve Board already has raised interest rates three-quarters of a percentage point since June of last year. We believe the Fed still is pursuing a goal of economic growth at more sustainable rates, so further increases cannot be ruled out. We believe that if the Fed institutes additional rate increases, as the market is anticipating, the cumulative actions will begin to moderate economic growth later in 2000 - a positive for bonds. In addition, we feel that current bond prices already reflect the negative effect of higher rates, suggesting the market has room to improve.

    Further, we think fixed-income securities look very attractive right now, in relationship to equities. Recently, U.S. bonds have not performed as well as stocks, based on various broad market indices. However, if the economy slows, as we think it will, investors could well be rewarded if they rebalance portfolios whose allocations may have become too heavily tilted toward stocks as stock prices rose. The value of bonds is particularly pronounced given the low level of inflation. "Real" interest rates - or the rate received by the investor after inflation is removed - are historically high, thanks to inflation remaining well contained.

    Admittedly, the past year has been difficult for bond investors. Periods of turbulence occur in all financial markets, however, typically challenging even the most seasoned investors. The dramatic changes that characterize these periods often create longer-term opportunity. We think the portfolio's investment flexibility along with careful bond picking will help your Fund optimize the opportunity for attractive income and price performance in the months ahead.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99
     ---------------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           CORPORATE BONDS - 70.4%
                           BASIC MATERIALS - 17.6%
                           AGRICULTURAL PRODUCTS - 0.4%
$  350,000   B+/B2         Royster-Clark, Inc. 10.25%, 4/1/09 (144A)       $   318,500
                                                                           -----------
                           CHEMICALS - 0.4%
   350,000   BB/BA3        Lyondell Chemical Co., 9.875%, 5/1/07 (144A)    $   357,000
                                                                           -----------
                           CHEMICALS (DIVERSIFIED) - 0.8%
   700,000   B+/B2         Huntsman ICI, 10.125%, 7/1/09 (144A)            $   717,500
                                                                           -----------
                           CHEMICALS (SPECIALTY) - 2.3%
 2,000,000   BBB/BAA2      Hanna (M.A.) Co., 9.375%, 9/15/03               $ 2,094,160
                                                                           -----------
                           IRON & STEEL - 5.2%
 2,500,000   BBB-/Baa2     USX Corp., 9.375%, 2/15/12                      $ 2,764,300
 2,000,000   B/B2          Weirton Steel Corp., 11.375%, 7/1/04              1,920,000
                                                                           -----------
                                                                           $ 4,684,300
                                                                           -----------
                           METALS MINING - 0.4%
   500,000   CC/CA         AEI Resources, 11.5%, 12/15/06 (144A)           $   325,000
                                                                           -----------
                           PAPER & FOREST PRODUCTS - 8.1%
 2,000,000   BB+/Baa3      Boise Cascade Corp., 9.9%, 3/15/00              $ 2,010,660
 2,000,000   BBB/Baa2      Bowater, Inc., 9.375%, 12/15/21                   2,173,780
 3,000,000   BBB-/Baa2     Georgia Pacific Corp., 9.875%, 11/1/21            3,170,430
                                                                           -----------
                                                                           $ 7,354,870
                                                                           -----------
                           TOTAL BASIC MATERIALS                           $15,851,330
                                                                           -----------
                           CAPITAL GOODS - 1.3%
                           ENGINEERING & CONSTRUCTION - 0.3%
   250,000   B+/B2         Metromedia Fiber Network, Inc., 10.0%,
                           11/15/08                                        $   256,250
                                                                           -----------
                           WASTE MANAGEMENT - 1.0%
 1,000,000   B+/B2         Allied Waste NA, 7.625%, 1/1/06 (144A)          $   890,000
                                                                           -----------
                           TOTAL CAPITAL GOODS                             $ 1,146,250
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99                                (CONTINUED)
     ---------------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           COMMUNICATION SERVICES - 1.7%
                           CELLULAR/WIRELESS COMMUNICATIONS - 1.7%
$  500,000   B/B3          Crown Castle International Corp., 9.5%, 8/1/11  $   503,750
 1,000,000   B/B2          NEXTLINK Communications, Inc., 10.75%, 6/1/09     1,037,500
                                                                           -----------
                           TOTAL COMMUNICATION SERVICES                    $ 1,541,250
                                                                           -----------
                           CONSUMER CYCLICALS - 7.4%
                           BUILDING MATERIALS - 0.2%
   150,000   B+/B1         Nortek Inc., 9.125%, 9/1/07                     $   145,500
                                                                           -----------
                           HOMEBUILDING - 0.4%
   400,000   BB+/BA2       Toll Corp., 8.125%, 2/1/09                      $   371,000
                                                                           -----------
                           PUBLISHING (NEWSPAPERS) - 3.6%
 3,000,000   BBB-/BAA3     News America Holdings, Inc., 10.125%, 10/15/12  $ 3,230,100
                                                                           -----------
                           RETAIL (DISCOUNTERS) - 1.7%
 1,500,000   BBB-/Baa3     Shopko Stores, Inc., 9.25%, 3/15/22             $ 1,570,665
                                                                           -----------
                           SERVICES (COMMERCIAL & CONSUMER) - 0.8%
   750,000   BBB/Baa3      Laidlaw Inc., 7.65%, 5/15/06                    $   694,912
                                                                           -----------
                           TEXTILES (APPAREL) - 0.7%
   800,000   BBB-/Baa1     Levi Strauss & Co., 7.0%, 11/1/06 (144A)        $   595,920
                                                                           -----------
                           TOTAL CONSUMER CYCLICALS                        $ 6,608,097
                                                                           -----------
                           CONSUMER STAPLES - 7.7%
                           BROADCASTING - 2.5%
   500,000   B+/B1         Adelphia Communications, 7.875%, 5/1/09         $   451,250
   600,000   B+/B2         Charter Communications Holdings LLC., 8.25%,
                           4/1/07 (144A)                                       555,000
 1,250,000   B/B2          Echostar DBS Communications Corp., 9.25%,
                           2/1/06 (144A)                                     1,259,375
                                                                           -----------
                                                                           $ 2,265,625
                                                                           -----------
                           DISTRIBUTORS (FOOD & HEALTH) - 0.9%
   375,000   B-/B3         Fisher Scientific, 9.0%, 2/1/08                 $   359,062
   500,000   B/B2          Wesco Distribution Inc., 9.125%, 6/1/08             470,000
                                                                           -----------
                                                                           $   829,062
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           ENTERTAINMENT - 4.0%
$  250,000   B-/B3         Premier Parks, Inc., 9.75%, 6/15/07             $   250,313
 3,000,000   BBB/Baa3      Time Warner Inc., 9.15%, 2/1/23                   3,338,430
                                                                           -----------
                                                                           $ 3,588,743
                                                                           -----------
                           HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.3%
   276,000   B/B2          Playtex Family Product Corp., 9.0%, 12/15/03    $   273,930
                                                                           -----------
                           TOTAL CONSUMER STAPLES                          $ 6,957,360
                                                                           -----------
                           ENERGY - 4.5%
                           OIL (DOMESTIC INTEGRATED) - 2.3%
 2,000,000   A-/A3         Phillips Petroleum, 9.18%, 9/15/21              $ 2,054,080
                                                                           -----------
                           OIL (DRILLING & EQUIPMENT) - 0.6%
   500,000   BB-/BA3       RBF Finance Co., 11.0%, 3/15/06                 $   536,250
                                                                           -----------
                           OIL & GAS (PRODUCTION/EXPLORATION) - 1.6%
 1,000,000   BB-/Ba2       Gulf Canada Resources, Ltd., 9.625%, 7/1/05     $ 1,004,960
   500,000   BB+/BA1       Santa Fe Snyder Corp., 8.05%, 6/15/04               483,895
                                                                           -----------
                                                                           $ 1,488,855
                                                                           -----------
                           TOTAL ENERGY                                    $ 4,079,185
                                                                           -----------
                           FINANCIAL - 6.3%
                           BANKS (REGIONAL) - 1.1%
   750,000   BBB-/BA2      Imperial Bank, 8.375%, 4/1/99                   $   693,803
   275,000   BB+/BA3       Sovereign Bancorp, 10.5%, 11/15/06                  279,708
                                                                           -----------
                                                                           $   973,511
                                                                           -----------
                           CONSUMER FINANCE - 5.2%
 1,000,000   BB+/BAA3      Capital One Financial Corp., 7.125%, 8/1/08     $   903,640
 1,000,000   B/B3          Delta Financial Corp., 9.5%, 8/1/04                 640,000
 3,000,000   A+/A1         Ford Motor Credit Corp., 9.14%, 12/30/14          3,163,050
                                                                           -----------
                                                                           $ 4,706,690
                                                                           -----------
                           TOTAL FINANCIAL                                 $ 5,680,201
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99                                (CONTINUED)
     ---------------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           HEALTHCARE - 3.0%
                           HEALTHCARE (DIVERSIFIED) - 3.0%
$1,000,000   BB+/BA1       Beckman Instruments Inc., 7.05%, 6/1/26         $   916,990
   250,000   B+/B2         Biovail Corp., 10.875%, 11/15/05                    262,500
   500,000   B/B3          King Pharmaceutical Inc., 10.75%, 2/15/09           530,000
 1,000,000   BB-/BA3       Tenet Healthcare Corp., 8.125%, 12/1/08             947,500
                                                                           -----------
                           TOTAL HEALTHCARE                                $ 2,656,990
                                                                           -----------
                           TECHNOLOGY - 1.7%
                           COMPUTERS - 1.7%
   425,000   BBB+/BAA1     Sun Microsystems Inc., 7.65%, 8/15/09           $   422,824
 1,000,000   BB+/BA1       Unisys Corp., 12.0%, 4/15/03                      1,067,500
                                                                           -----------
                           TOTAL TECHNOLOGY                                $ 1,490,324
                                                                           -----------
                           TRANSPORTATION - 6.1%
                           AIRLINES - 3.8%
 2,000,000   BBB-/Baa2     AMR Corp., 9.88%, 6/15/20                       $ 2,235,040
   500,000   BB+/BAA3      United Air Lines Inc., 10.67%, 5/1/04               544,155
   515,000   BB+/BAA3      United Air Lines Inc., 10.25%, 7/15/21              581,420
                                                                           -----------
                                                                           $ 3,360,615
                                                                           -----------
                           RAILROADS - 2.3%
 2,000,000   BBB-/Baa2     Kansas City Southern Industries, Inc., 8.8%,
                           7/1/22                                          $ 2,092,720
                                                                           -----------
                           TOTAL TRANSPORTATION                            $ 5,453,335
                                                                           -----------
                           UTILITIES - 13.1%
                           ELECTRIC COMPANIES - 8.2%
   300,000   BB/BA3        CMS Energy Corp., 7.5%, 1/15/09                 $   276,135
   950,000   BBB-/BAA3     Great Lakes Power Inc., 8.3%, 3/1/05                928,416
 4,000,000   A+/A2         Hydro-Quebec, 9.75%, 1/15/18                      4,225,120
 2,000,000   A/A2          Virginia Electric and Power Co., 8.75%, 4/1/21    1,958,280
                                                                           -----------
                                                                           $ 7,387,951
                                                                           -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

             S&P/MOODY'S
PRINCIPAL      RATINGS
  AMOUNT     (UNAUDITED)                                                      VALUE
                           NATURAL GAS - 4.9%
$2,000,000   BBB/BAA2      Coastal Corp., 9.625%, 5/15/12                  $ 2,227,660
 2,000,000   BBB+/BAA1     Colorado Interstate Gas Co., 10.0%, 6/15/05       2,205,360
                                                                           -----------
                                                                           $ 4,433,020
                                                                           -----------
                           TOTAL UTILITIES                                 $11,820,971
                                                                           -----------
                           TOTAL CORPORATE BONDS                           $63,285,293
                                                                           -----------
                           U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.6%
 1,984,337                 Federal Home Loan Mortgage Corp., 6.5%,
                           4/15/28                                         $ 1,904,606
 2,191,258                 Government National Mortgage Association,
                           7.0%, 8/15/28                                     2,120,261
 2,376,019                 Government National Mortgage Association,
                           6.5%, 10/15/28                                    2,235,311
 2,329,591                 Government National Mortgage Association,
                           6.5%, 4/15/29                                     2,191,632
 3,668,304                 Government National Mortgage Association,
                           7.0%, 7/15/29                                     3,546,039
 1,998,625                 Government National Mortgage Association,
                           7.5%, 11/15/29                                    1,978,739
 1,802,761                 Government National Mortgage Association,
                           REMIC Series 1998 - 24A, -- 6.5%, 11/20/24        1,739,214
 3,200,000                 U.S. Treasury Bonds, 5.625%, 5/15/08              3,009,536
 6,900,000                 U.S. Treasury Bonds, 8.125%, 8/15/19              7,854,201
                                                                           -----------
                           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                           (Cost $27,906,591)                              $26,579,539
                                                                           -----------
                           TOTAL INVESTMENT IN SECURITIES - 100%
                           (Cost $92,929,496)(a)(b)                        $89,864,832
                                                                           -----------

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At December 31, 1999, the value of these securities amounted to $5,018,295 or 5.5% of total net assets.

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 12/31/99                                (CONTINUED)
     ---------------------------------------------------------------------------

(a) At December 31, 1999, the net unrealized loss on investments based on cost for federal income tax purposes of $92,974,910 was as follows:

   Aggregate gross unrealized gain for all investments in
   which there is an excess of value over tax cost            $ 1,082,422
   Aggregate gross unrealized loss for all investments in
   which there is an excess of tax cost over value             (4,192,500)
                                                              -----------
   Net unrealized loss                                        $(3,110,078)
                                                              ===========

(b) At December 31, 1999, the Fund had a capital loss carryforward of $6,808,198 which will expire between 2002 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1999 were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
Long-term U.S. Government                                  $40,415,769    $32,915,224
Other Long-term Securities                                  15,776,102     22,649,978


   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     BALANCE SHEET 12/31/99
     ---------------------------------------------------------------------------

  ASSETS:
     Investment in securities, at value (cost $92,929,496)        $ 89,864,832
     Cash                                                               72,958
     Interest receivable                                             1,821,083
     Other                                                               5,437
                                                                  ------------
           Total assets                                           $ 91,764,310
                                                                  ------------
  LIABILITIES:
     Due to affiliates                                            $     72,937
     Accrued expenses                                                   70,716
                                                                  ------------
           Total liabilities                                      $    143,653
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $103,112,095
     Accumulated undistributed net investment income                    49,444
     Accumulated net realized loss on investments                   (8,476,218)
     Net unrealized loss on investments                             (3,064,664)
                                                                  ------------
           Total net assets                                       $ 91,620,657
                                                                  ============
  NET ASSET VALUE PER SHARE:
  (50,000,000 shares authorized)
     7,395,027 fund shares outstanding                            $      12.39
                                                                  ============

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     STATEMENT OF OPERATIONS
     ---------------------------------------------------------------------------
     FOR THE YEAR ENDED 12/31/99

 INVESTMENT INCOME:
    Interest                                                                    $ 7,915,900
                                                                                -----------
 EXPENSES:
    Management fees                                              $548,109
    Transfer agent fees                                           117,268
    Administrative fees                                            31,570
    Custodian fees                                                 28,303
    Professional fees                                              34,566
    Printing                                                       19,611
    Fees and expenses of nonaffiliated trustees                    23,946
    Miscellaneous                                                  47,538
                                                                 --------
          Total expenses                                                        $   850,911
          Less fees paid indirectly                                                  (5,200)
                                                                                -----------
          Net expenses                                                          $   845,711
                                                                                -----------
             Net investment income                                              $ 7,070,189
                                                                                -----------
 REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
    Net realized loss on investments                                            $(1,627,972)
    Change in net unrealized gain on investments                                 (7,541,271)
                                                                                -----------
       Net loss on investments                                                  $(9,169,243)
                                                                                -----------
       Net decrease in net assets resulting from operations                     $(2,099,054)
                                                                                -----------

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS
     ---------------------------------------------------------------------------
     FOR THE YEARS ENDED 12/31/99 AND 12/31/98

                                                                YEAR ENDED     YEAR ENDED
                                                                 12/31/99       12/31/98
 FROM OPERATIONS:
 Net investment income                                         $  7,070,189   $  7,665,860
 Net realized gain (loss) on investments                         (1,627,972)       149,030
 Change in net unrealized gain on investments                    (7,541,271)      (962,580)
                                                               ------------   ------------
    Net increase (decrease) in net assets resulting from
       operations                                              $ (2,099,054)  $  6,852,310
                                                               ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income ($0.95 and $1.04 per share,
   respectively)                                               $ (7,021,983)  $ (7,673,126)
                                                               ------------   ------------
  Total distributions to shareholders                          $ (7,021,983)  $ (7,673,126)
                                                               ------------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Reinvestment of distributions                                 $    174,562   $    196,104
                                                               ------------   ------------
    Net decrease in net assets                                 $ (8,946,475)  $   (624,712)
 NET ASSETS:
 Beginning of year                                              100,567,132    101,191,844
                                                               ------------   ------------
 End of year including accumulated undistributed net
  investment income of $49,444 and $0, respectively)           $ 91,620,657   $100,567,132
                                                               ============   ============

                                       '99 SHARES   '99 AMOUNT   '98 SHARES   '98 AMOUNT
 Reinvestment of distributions           13,066      $174,562      15,106      $196,104
                                         ------      --------      ------      --------
  Net increase                           13,066      $174,562      15,106      $196,104
                                         ======      ========      ======      ========

   The accompanying notes are an integral part of these financial statements.

PIONEER INTEREST SHARES

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                               12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
Net asset value, beginning of year                             $ 13.62      $  13.74     $  13.40     $ 13.67      $ 12.65
                                                               -------      --------     --------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                         $  0.96      $   1.04     $   1.06     $  1.07      $  1.07
 Net realized and unrealized gain (loss) on investments          (1.24)        (0.12)        0.36       (0.29)        1.03
                                                               -------      --------     --------     -------      -------
 Net increase (decrease) from investment operations            $ (0.28)     $   0.92     $   1.42     $  0.78      $  2.10
Distributions to shareholders:
 Net investment income                                           (0.95)        (1.04)       (1.07)      (1.05)       (1.08)
 In excess of net investment income                                 --            --        (0.01)         --           --
                                                               -------      --------     --------     -------      -------
Net increase (decrease) in net asset value                     $ (1.23)     $  (0.12)    $   0.34     $ (0.27)     $  1.02
                                                               -------      --------     --------     -------      -------
Net asset value, end of year                                   $ 12.39      $  13.62     $  13.74     $ 13.40      $ 13.67
                                                               =======      ========     ========     =======      =======
Market value, end of year                                      $10.250      $ 13.563     $ 14.000     $12.875      $13.500
Total return*                                                   (17.96)%        4.66%       17.83%       3.27%       24.77%
Ratio of net expenses to average net assets+                      0.88%         0.80%        0.87%       0.99%        0.98%
Ratio of net investment income to average net assets+             7.28%         7.53%        7.81%       7.94%        8.04%
Portfolio turnover rate                                             59%           51%          27%         28%          49%
Net assets, end of year (in thousands)                         $91,621      $100,567     $101,192     $98,500      $99,989
Ratios assuming no reduction for fees paid indirectly:
   Net expenses                                                   0.88%         0.80%        0.87%       0.98%        0.97%
   Net investment income                                          7.28%         7.53%        7.81%       7.95%        8.05%

* Assumes initial investment at market value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at market value at the end of each period.
+ Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/99
     ---------------------------------------------------------------------------

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Interest Shares (the Fund), a Delaware business Trust, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to provide interest income.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Market discount is accreted daily on a straight-line basis. Original issue discount is accreted daily into interest income on a yield-to-maturity basis with a corresponding increase in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     PIONEER INTEREST SHARES
     ---------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 12/31/99                          (CONTINUED)
     ---------------------------------------------------------------------------


       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

       At December 31, 1999, the Fund reclassified $1,238 and $1,713,382 from paid-in capital to accumulated undistributed net investment income and accumulated net realized loss on investments, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

    C. DIVIDEND AND DISTRIBUTION REINVESTMENT PLAN

       All shareholders of the Fund are eligible to participate in the Dividend and Distribution Reinvestment Plan (the Plan). Under the Plan, participants will receive all dividends and distributions in full and fractional shares of the Fund in lieu of cash when shares are trading at or above net asset value. When shares are trading below net asset value, dividends and distributions will be paid in cash. When the Fund declares dividends or distributions, the number of shares to be credited to a participant's account or the cash to be distributed to a participant, determined as of the close of business of the New York Stock Exchange (Exchange) on the Dividend Valuation Date, is computed as follows: (a) If the last sales price of shares of the capital stock of the Fund is at or above net asset value, the Fund will issue new full and fractional shares (computed to three decimals) of capital stock at the greater of net asset value or 95% of such last sales price, to be credited to the participant's account; or (b) if the last sales price of shares of the capital stock of the Fund is below the net asset value, the Agent will distribute the dividends or distributions to the participant in cash. There are no brokerage or service fees chargeable to participants in the Plan; however, this Plan may be amended in the future to impose a service charge. Participating in the Plan does not relieve shareholders from any federal, state or local taxes which may be due on dividends and distributions paid in any taxable year. Dividends and distributions to shareholders are recorded as of the Dividend Valuation Date.

    2. MANAGEMENT AGREEMENT

    Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

    at the annual rate of 0.625% of the Fund's average daily net assets up to $50 million and 0.50% of the excess over $50 million.

    In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1999, $47,556 was payable to PIM related to management fees, administrative fees and certain other services.

    3. TRANSFER AGENT

    Pioneering Services Corporation (PSC), a wholly owned subsidiary of PGI, through a sub-transfer agency agreement with ChaseMellon Shareholder Services, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $25,381 in transfer agent fees payable to PSC at December 31, 1999.

    4. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1999, the Fund's expenses were reduced by $5,200 under such arrangements.

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
     ---------------------------------------------------------------------------


TO THE SHAREOWNERS AND THE BOARD OF TRUSTEES OF
PIONEER INTEREST SHARES:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Interest Shares as of December 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Interest Shares as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
February 4, 2000

     PIONEER INTEREST SHARES

     ---------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS
     ---------------------------------------------------------------------------

    TRUSTEES                           OFFICERS
    John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
    Mary K. Bush                        President
    Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
    Margaret B.W. Graham                President
    John W. Kendrick                   Sherman B. Russ, Vice President
    Marguerite A. Piret                Eric W. Reckard, Treasurer
    David D. Tripple                   Joseph P. Barri, Secretary
    Stephen K. West
    John Winthrop

    INVESTMENT ADVISER
    Pioneer Investment Management, Inc.

    CUSTODIAN
    Brown Brothers Harriman & Co.

    INDEPENDENT PUBLIC ACCOUNTANTS
    Arthur Andersen LLP

    LEGAL COUNSEL
    Hale and Dorr LLP

    TRANSFER AGENT
    Pioneering Services Corporation

    SHAREOWNER SERVICES AND SUB-TRANSFER AGENT
    ChaseMellon Shareholder Services

     ---------------------------------------------------------------------------
     HOW TO CONTACT PIONEER
     ---------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact ChaseMellon for assistance or information.

   YOU CAN CALL CHASEMELLON SHAREHOLDER SERVICES FOR:

   ACCOUNT INFORMATION                                    1-800-288-9541

   TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)           1-800-231-5469

   OR WRITE TO CHASEMELLON SHAREHOLDER SERVICES:

   FOR                                          WRITE TO
   General inquiries, lost dividend checks      P.O. Box 3315
                                                South Hackensack, NJ
                                                07606-1915

   Change of address, account consolidation     P.O. Box 3316
                                                South Hackensack, NJ
                                                07606-1916

   Lost stock certificates                      P.O. Box 3317
                                                South Hackensack, NJ
                                                07606-1917

   Stock transfer                               P.O. Box 3312
                                                South Hackensack, NJ
                                                07606-1912

   Dividend reinvestment plan (DRIP)            P.O. Box 3338
                                                South Hackensack, NJ
                                                07606-1938

      [PIONEER LOGO]     PIONEER INVESTMENT MANAGEMENT, INC.
                         60 STATE STREET                      7324-00-0200
                         BOSTON, MASSACHUSETTS 02109          (C) PIONEER FUNDS
                         www.pioneerfunds.com                 DISTRIBUTOR, INC.
                                                              [RECYCLE LOGO] PRINTED ON
                                                              RECYCLED PAPER